EXHIBIT 10.46

STANDARD FORM 26 (REV. 4-85) NSN 7540-01-152-8069 0MB No. 0990-0115  RFP 99-21

AWARD/CONTRACT

1.    THIS CONTRACT IS A RATED ORDER > RATING      PAGE OF           PAGES

      UNDER IPAS (15 CFR 350)        >                1                27

2.    CONTRACT (Proc. inst. ident.) No.
      N01-AI-95373

3.    EFFECTIVE DATE

      July 9, 1999

4.    REQUISITION/PURCHASE REQUEST/PROJECT NO.

      091

5.    ISSUED BY                                         CODE 2668-95373
                                                             -----------
      National Institutes of Health
      Contract Management Branch, NIAID
      Room 2230
      6700-B Rockledge Dr., MSC 7612
      Bethesda, Maryland 20892-7612

6.    ADMINISTERED BY (If other than item 5)           CODE
                                                            ------------
7.    NAME AND ADDRESS OF CONTRACTOR (No., street, city, country, State and ZIP
      Code)

      VaxGen Incorporated
      1000 Marina Blvd., Suite 200
      Brisbane, CA 94005-1841

8.    DELIVERY

      |_| FOB ORIGIN  |X| OTHER (See below)

9.    DISCOUNT FOR PROMPT PAYMENT

      N/A

10.   SUBMIT INVOICES                                 ITEM

      (4 copies unless otherwise specified) TO THE >  G.5
      ADDRESS SHOWN IN

      CODE                                    FACILITY CODE
          ------------                                      ------------
11.   SHIP TO/MARK FOR

      See Article F.1.

12.   PAYMENT WILL BE MADE BY                          CODE
                                                            ------------
      See Article G.5.

13.   AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION
        N/A

      |_| 10 U.S.C. 2304 (c) (_)       |_| 41 U.S.C 253 (c) (_)

14.   ACCOUNTING AND APPROPRIATION DATA

      EIN# 1-943236309-A1 SOC# 25.55 DOC# 300N1AI9S373A
      CAN# 9-8425674

      OBLIGATION OF FUNDS IN THE AMOUNT OF $200,000

15A.  ITEM NO.

15B.  SUPPLIES/SERVICES

15C.  QUANTITY

15D.  UNIT

15E.  UNIT PRICE

15F.  AMOUNT


Research & Development Contract                       FY 99  200,000

Title; HIV VACCINE PRODUCTION
Period: July 9, 1999 through July 8, 2006
Amount allotted: $200,000
Contract Type: IDIQ (FFP, CR, CPFF, TIME & MATERIALS, LABOR HOUR)

15G.  TOTAL AMOUNT OF CONTRACT -> $ 200,000

16.   TABLE OF CONTENTS

|X|  SEC.  DESCRIPTION                           PAGE(S)     |X|  SEC.     DESCRIPTION                                  PAGE(S)
---  ----  -----------                           -------     ---  ---      -----------                                  -------
           PART I - THE SCHEDULE                                           PART II - CONTRACT CLAUSES
           ---------------------                                           --------------------------

X    A     SOLICITATION/CONTRACT FORM               1         |X|    I     CONTRACT CLAUSES                                  20

X    B     SUPPLIES OR SERVICES AND PRICES/COSTS    4         PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.

X    C     DESCRIPTION/SPECS./WORK STATEMENT        6         |X|    J     LIST OF ATTACHMENTS                               26

X    D     PACKAGING AND MARKING                    9         PART IV  - REPRESENTATIONS AND INSTRUCTIONS

X    E     INSPECTION AND ACCEPTANCE                9         |X|    K     REPRESENTATIONS, CERTIFICATIONS AND               27

X    F     DELIVERIES OR PERFORMANCE                9                      OTHER STATEMENTS OF OFFEPORS

X    G     CONTRACT ADMINISTRATION DATA            10         |_|    L     INSTRS., CONDS., AND NOTICES TO OFFERORS

X    H     SPECIAL CONTRACT REQUIREMENTS           14         |_|    M     EVALUATION FACTORS FOR AWARD

          CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
-------------------------------------------------------------------------------

17. |X| CONTRACTOR'S NEGOTIATED AGREEMTNT (Contractor is required to sign this document and return 3 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents:
      (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, modifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. |_| AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number ______________________ including the full additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A.  NAME AND TITLE OF SIGNER (Type or print)

      Carter A. Lee

19B.  NAME OF CONTRACTOR

      BY  [GRAPHIC OMITTED]
      ---------------------------------------
      (Signature of person authorized to sign)

19C.  DATE SIGNED

      06/28/99

20A.  NAME OF CONTRACTING OFFICER

      Lawrence M. Butler, Contracting Officer
      Contract Management Branch, NIAID, NIH

20B.  UNITED STATES OF AMERICA

           /s/ Lawrence M. Butler
      ----------------------------------
      (Signature of Contracting Officer)

20C.  DATE SIGNED

      06/30/99

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                                                       Contract No. NO1-AI-95373

                      DETAILED TABLE OF CONTRACT CONTENTS

PART I - THE SCHEDULE

      SECTION A - SOLICITATION/CONTRACT FORM ................................................... 1
      SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS ........................................ 4
            ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES ............................. 4
            ARTICLE B.2. PRICES ................................................................ 4
            ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS ................................. 4
            ARTICLE B.4. ADVANCE UNDERSTANDINGS ................................................ 5
      SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT .................................... 6
            ARTICLE C.1. [DESCRIPTION-SPECIFICATION-WORK STATEMENT-STATEMENT OF WORK] .......... 6
            ARTICLE C.2. REPORTING REQUIREMENTS ................................................ 6
            ARTICLE C.3. INVENTION REPORTING REQUIREMENT ....................................... 8
      SECTION D - PACKAGING, MARKING AND SHIPPING .............................................. 9
      SECTION E - INSPECTION AND ACCEPTANCE .................................................... 9
      SECTION F - DELIVERIES OR PERFORMANCE .................................................... 9
            ARTICLE F.1. DELIVERIES ............................................................ 9
            ARTICLE F.2. CLAUSES INCORPORATED BY REFERENCE ..................................... 10
      SECTION G - CONTRACT ADMINISTRATION DATA ................................................. 10
            ARTICLE G.I. PROJECT OFFICER ....................................................... 10
            ARTICLE G.2. KEY PERSONNEL ......................................................... 11
            ARTICLE G.3. TASK ORDER PROCEDURES ................................................. 11
            ARTICLE G.4. INDEFINITE DELIVERY CONTRACT PAYMENT METHOD ........................... 12
            ARTICLE G.5. INVOICE SUBMISSION .................................................... 13
            ARTICLE G.6. INDIRECT COST RATES ................................................... 13
            ARTICLE G.7. GOVERNMENT PROPERTY ................................................... 13
            ARTICLE G.8. POST AWARD EVALUATION OF PAST PERFORMANCE ............................. 14
      SECTION H - SPECIAL CONTRACT REQUIREMENTS ................................................ 14
            ARTICLE H.1. REIMBURSEMENT OF COSTS FOR INDEPENDENT RESEARCH AND DEVELOPMENT
               PROJECTS ........................................................................ 14
            ARTICLE H.2. HUMAN SUBJECTS ........................................................ 14
            ARTICLE H.3. RESTRICTION FROM USE OF HUMAN SUBJECTS ................................ 14
            ARTICLE H.4. HUMAN MATERIALS ....................................................... 15
            ARTICLE H.5. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH ..................... 15
            ARTICLE H.6. NEEDLE EXCHANGE ....................................................... 15
            ARTICLE H.7. INTRODUCTION OF RODENTS AND RODENT PRODUCTS ........................... 15
            ARTICLE H.8. ANIMAL WELFARE ASSURANCE .............................................. 16
            ARTICLE H.9. RESTRICTION FROM USE OF LIVE VERTEBRATE ANIMALS ....................... 16
            ARTICLE H.10. SALARY RATE LIMITATION LEGISLATION PROVISIONS ........................ 16
            ARTICLE H.11. EPA ENERGY STAR REQUIREMENTS ......................................... 16
            ARTICLE H.12. PUBLICATION AND PUBLICITY ............................................ 17
            ARTICLE H.13. PRESS RELEASES ....................................................... 17
            ARTICLE H.14. TASK ORDER/DELIVERY ORDER CONTRACT OMBUDSMAN ......................... 17
            ARTICLE H.15. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE ................... 17
            ARTICLE H.16. YEAR 2000 COMPLIANCE ................................................. 18
PART II- CONTRACT CLAUSES ...................................................................... 20

      SECTION I - CONTRACT CLAUSES ............................................................. 20
            ARTICLE I.1 GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT
                CONTRACT ....................................................................... 21
            ARTICLE I.2. AUTHORIZED SUBSTITUTION OF CLAUSES .................................... 24
            ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES ........................................... 24
            ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT ................. 25


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                                                       Contract No. NO1-AI-95373

PART III ....................................................................................... 26

      SECTION J - LIST OF ATTACHMENTS .......................................................... 26
            1. Statement of Work................................................................ 26
            2. Invoice/Financing Request Instructions for NIH Cost-Reimbursement Type Contracts. 26
            3. Safety and Health................................................................ 26
            4. Procurement of Certain Equipment................................................. 26
PART IV ........................................................................................ 27
      SECTION K - REPRESENTATIONS AND CERTIFICATIONS ........................................... 27
            1. Representations and Certifications .............................................. 27


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                                                       Contract No. NO1-AI-95373

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The purpose of this contract is to develop candidate vaccines including scale-up and production of GLP/GMP lots suitable for human use and to perform the necessary characterization tests required for release of vaccines for clinical use.

ARTICLE B.2. PRICES

a. The contractor shall be reimbursed by the Government in an amount not less than a total of $200,000 nor more than a total of $76,624,622 for successful performance of this contract.

b. If an order for at least the minimum amount is not issued within 12 months of award, the funds obligated at the time of award shall be used to satisfy the minimum guarantee.

c. The prices set forth in this ARTICLE B.2. will cover the contract period from July 9, 1999 through July 8, 2006.

ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS

a.    Items Unallowable Unless Otherwise Provided

      Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT, and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

      (1)   Acquisition, by purchase or lease, of any interest in real property;

      (2)   Special rearrangement or alteration of facilities;

      (3) Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

      (4)   Travel to attend general scientific meetings;

      (5)   Foreign travel;

      (6)   Patient care costs;

      (7) Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and "sensitive items" (defined and listed in the Contractor's Guide for Control of Government Property), 1990, regardless of acquisition value.

      (8)   Subcontracts

b.    Travel Costs

      Domestic Travel

      The Contractor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulations (FAR) 31.205-46.


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                                                       Contract No. NO1-AI-95373

ARTICLE B.4. ADVANCE UNDERSTANDINGS

Other provisions of this contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.

a.    GLP/GMP Compliance

      The Contractor certifies that all laboratory facilities used in the production of vaccine products as a result of task orders issued under the subject contract are GLP/CMP compliant and adhere to the guidelines set forth for such compliance by the FDA.

b.    Indirect Costs

      (1) In no event shall any costs for fringe benefits, R&D Overhead, or General and Administrative expenses billed under the subject contract be reimbursable until a negotiated agreement is in place with the Government.

      (2) The Contractor shall complete all work in accordance with the Statement of Work, terms and conditions of this contract.

c. Invoices - Cost and Personnel Reporting, and Variances from the Negotiated Budget

      (1) The contractor agrees to provide a detailed breakdown on invoices of the following cost categories for each task order:

            (a) Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort, and amount claimed.

            (b)   Fringe Benefits - Cite rate and amount

            (c)   Overhead - Cite rate and amount

            (d) Materials & Supplies - Include detailed breakdown when total amount is over $1,000.

            (e) Travel - Identify travelers, dates, destination, purpose of trip, and amount. Cite COA, if appropriate. List separately, domestic travel, general scientific meeting travel, and foreign travel.

            (f) Equipment (Attach HHS. 565 and cite COA number for each item if applicable)

            (g)   Subcontract (List each subcontract as a separate line item)

            (h) Other Expenses - Provide breakdown of these items and required authorizations if applicable.

            (i)   G&A - Cite rate and amount.

            (j)   Total Cost

            (k)   Fixed Fee

            (1)   Total CPFF

            Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

      (2) The contractor agrees to immediately notify the contracting officer in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than 10 percent) of the amount allotted to the contract, and the reasons for the variance. Also refer to the requirements of the Limitation of Funds and Limitation of Cost Clauses in the contract.


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                                                       Contract No. NO1-AI-95373

h.    Task Order Provisions

      (1) It is anticipated that all task orders shall be awarded on a cost-plus-fixed basis. Clauses and Articles applicable to a cost-plus-fixed-fee type contract, as appropriate, shall be incorporated into this contract as each task order is awarded.

      (2) The requirements set forth in FAR Clause 52.219-14, Limitation on Subcontracting (DECEMBER 1996), incorporated by reference in this contract in Part II, Article I.3., shall be applicable to EACH individual task order as they are awarded.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. [DESCRITPION-SPECIFICATION-WORK STATEMENT-STATEMENT OF WORK]

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, SECTION J, ATTACHMENT 1, dated July 9, 1999, attached hereto and made apart of this contract.

ARTICLE C.2. REPORTING REQUIREMENTS

In addition to those reports required by the Statement of Work and other terms of the Contract, the Contractor shall prepare and submit the following reports in the manner stated below. Reports will be required for Contractors with active Task Orders throughout the period of the Contract.

a. Milestone Reports (each task order will include guidelines for milestone reports).

      Upon the completion of each milestone as indicated in the Task Order, the Contractor shall submit three (3) copies of a milestone report as described below. Two (2) copies should be submitted to the Project Officer and one (1) copy to the Contracting Officer. The milestone report should be factual and concise and consist of the following:

      1)    A title page containing:

            (a)   Contract number and title

            (b)   Sequence of report; e.g., "Year 1, 2nd Milestone Report"

            (c)   Period of performance being reported

            (d)   Contractor's name and address

            (e)   Date of submission

      2) Reports shall include, but are not limited to the following information:

            (a)   A report detailing the actions taken to achieve the milestone.

            (b)   A report of all products, procedures and outcomes achieved.

            (c)   Graphs and tables of data obtained.

            (d) A detailed budget report with invoices and cost justifications related to achieving this milestone.

            (e)   Other information as may be required by the Project Officer.


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                                                       Contract No. NO1-AI-95373

b.    Quarterly Progress Reports

      By the fifteenth (15) working day of the month following the end of each quarter, the Contractor shall submit three (3) copies of a quarterly progress report as described below. Two (2) copies should be submitted to the Project Officer and one (1) copy to the Contracting Officer. The quarterly report should be factual and concise and consist of the following:

      1)    A title page containing:

            (a)   Contract number and title

            (b)   Sequence of report; e.g., "Year 1, 2nd Quarterly Report"

            (c)   Period of performance being reported

            (d)   Contractor's name and address

            (e)   Date of submission

      2) Reports shall include, but are not limited to the following information:

            (a) A brief introduction covering the objective and scope of the contract effort.

            (b) Progress and report of problems and proposed solutions in development/production of a vaccine for Task Orders issued under Part A.

            (c) Progress and report of problems and solutions for safety and inmnunogenicity testing for Task Orders issued under Part B.

            (d) Progress and report of problems and solutions for FDA submissions for Task Orders issued under Part C.

            (e) Selected other information as may be required by the Project Officer.

      3)    A quarterly report is not due when an annual report is due.

c.    Annual Reports

      On or before the last day of the Contract year, the Contractor shall submit three (3) copies of an annual report. Two (2) copies shall be submitted to the Project Officer and one (1) copy shall be submitted to the Contracting Officer. The annual report shall summarize progress for the entire contract year, following the same format as for the quarterly reports, and shall take the place of the fourth quarterly report. In addition, it should include abstracts, manuscripts in progress or submitted, and publications resulting from the performance of work under the contract.

d.    Individual Task Order Final Reports

      The contractor shall submit three (3) copies of each Task Order final report, two (2) copies to the Project Officer and one (1) copy to the Contracting Officer, which will summarize the results of the each completed Task Order. This report will be in sufficient detail to explain comprehensively the results achieved and will be submitted no later than the completion date of the Task Order.

      The final report shall contain:

      1)    Title Page as described above in paragraph a.1).

      2)    Introduction covering the purpose and scope of the active Task
            Order.

      3) Description of the overall progress of the active Task Order. Descriptions shall include pertinent data in tables or graphs as appropriate to present significant results achieved, conclusions resulting from analysis, and a scientific evaluation of the data accrued under the active task.

      4)    Copies of any abstracts, manuscripts, and publications.


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                                                       Contract No. NO1-AI-95373

e.    Other Deliverables

      The Contractor, at the request of the Project Officer, shall deliver to the Government or its designee by the completion date of the Task Order, the following items:

      PART A:

            (a)   Test lots of vaccine products, as they are produced.

            (b) cGMP quality pilot lots of candidate vaccine products and adjuvants, as they are produced.

            (c) All vaccine candidates and adjuvants in various stages of production at termination of the contract with detailed information on them.

            (d) A compete listing of accurate and updated information on design, development and production including activities of the Contractor, computerized data files, original data and any necessary information related thereto.

            (e) A complete list of accurate and updated information on activities of subcontracts.

            (f)   Labeled and inventoried paper files.

            (g)   Government-owned equipment and property.

      PART B:

            (a)   All data obtained from safety and immunogenicity trials.

            (b) All vaccine products, adjuvants, etc., remaining from these studies.

      PART C:

            (a) All files pertaining to the contract at the request of the Project Officer.

            (b)   Copies of all FDA submissions.

f. If the Contractor becomes unable to deliver the reports or other deliverables here specified within the period of performance because of unforeseen difficulties, notwithstanding the exercise of good faith and diligent efforts in performance of the work, the Contractor shall give the Contracting Officer immediate written notice of anticipated delays with reasons therefore at the address given below in section F.


ARTICLE C.3. INVENTION REPORTING REQUIREMENT

      All reports and documentation required by [FAR Clause 52.227-11/FAR Clause 52.227-11 (Deviation)/FAR Clause 52.227-13] including, but not limited to, the invention disclosure report, the confirmatory license, and the government support certification, shall be directed to the Office of Extramural Inventions and Technology Resources Branch, OPERA, NIH, 6701 Rockledge Drive, Room 3190, Bethesda, Maryland 20892-7750 (Telephone:
      301-435-1986). In addition, one copy of the annual utilization report, and a copy of the final invention statement, shall be submitted do the Contracting Officer at the address listed below. The final invention statement (see FAR 27.303(a)(2)(ii)) shall be submitted within 90 days after contract expiration to the following address:

      Contracting Officer
      National Institutes of Health
      Contract Management Branch, CMB
      6700-B Rockledge Drive, Room 2230 MSC 7612
      Bethesda, Maryland 20893-7612

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                                                       Contract No. NO1-AI-95373

To assist contractors in complying with invention reporting requirements of the clause, the NIH has developed "Interagency Edison," an electronic invention reporting system. Use of Interagency Edison is encouraged as it streamlines the reporting process and greatly reduces paperwork. Access to the system is through a secure interactive Web site to ensure that all information submitted is protected. Interagency Edison and information relating to the capabilities of the system can be obtained from the Web (http://www.iedison.gov), or by contacting the Office of Extramural Inventions and Technology Resources Branch, OPERA, NIH.

SECTION D - PACKAGING, MARKING AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

SECTION E - INSPECTION AND ACCEPTANCE

a. The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b. For the purpose of this ARTICLE, the Project Officer is the authorized representative of the Contracting Officer.

c. Inspection and acceptance will be performed at the address listed for the Project Officer in Section C, Article G.2.

      Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

d. This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

      FAR Clause No. 52.246-9, INSPECTION OF RESEARCH AND DEVELOPMENT (SHORT
      FORM) (APRIL 1984).

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1. DELIVERIES

Satisfactory performance of the final contract shall be deemed to occur upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

a. The items specified below as described in SECTION C, ARTICLE C2, will be required to be delivered F.O.B. Destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the dates specified below and any specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of the contract:


Item                      Description           Quantity    Delivery Schedule

(a)                       Milestone Report         3        To Be Determined
(b)                       Quarterly Report         3        To Be Determined
(c)                       Annual Report            3        To Be Determined
(d)                       Final Report             3        At The Completion Of
                                                            Each Task


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                                                       Contract No. NO1-AI-95373

b.    The above items shall be addressed and delivered to:

      Addressee                                   Deliverable Item No.  Quantity

      Project Officer,                                  (a)                 2
      PRB, VPRP, NIAID, NIH                             (b)                 2
      6700-B Rockledge Drive, Room 4106 MSC 7628        (c)                 2
      Bethesda, MD 20892-7628                           (d)                 2

      Contracting Officer,                              (a)                 1
      CMB, DEA, NL&ID, NIH                              (b)                 1
      6700-B Rockledge Drive, Room 2230 MSC 7612        (c)                 1
      Bethesda, Maryland 20892-7612                     (d)                 1


ARTICLE F.2. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/.

FEDERAL ACQUISiTION REGULATION (48 CFR CHAPTER 1) CLAUSE:

      52.242-15, Stop Work Order (AUGUST 1989) with ALTERNATE I (APRIL 1984).

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. PROJECT OFFICER

The following Project Officer will represent the Government for the purpose of this contract:

      Chris Butler, Ph.D.
      Project Officer,
      PRB, VPRP, NIAID, NIH
      6700-B Rockledge Drive, Room 4106 MSC 7628
      Bethesda, Maryland 20892-7628

The Project Officer is responsible for: (1) monitoring the Contractor's technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the Statement of Work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to:
(1) direct or negotiate any changes in the Statement of Work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Government may unilaterally change its Project Officer designation.


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                                                       Contract No. NO1-AI-95373

ARTICLE G.2. KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in this contract, the following individual(s) is/are considered to be essential to the work being performed hereunder:

      Name                                Title
      Phiilip W. Berman, Ph.D.            Principal Investigator

ARTICLE G.3. TASK ORDER PROCEDURES

In providing services under the contract, the following procedures shall apply to the award of task orders.

All work required under the contract shall be authorized through the execution of a bilateral modification to the contract. Each modification will obligate the necessary funds to complete the task order and will include the work statement of the task order as an attachment. Task orders may be issued at any time within the contract period.

When the Government elects to fill a requirement that is estimated to exceed $2,500, the Contracting Officer shall provide a Task Order Request (TOR) to the awardees that received contacts for the particular Part for which responses are being solicited. A TOR shall, at a minimum, include a Statement of Work, evaluation factors, specific reporting requirements, deliverables and delivery schedule, the relevant importance of technical and cost factors, and any special instructions.

Business proposals shall include direct and indirect costs necessary for performing the proposed task. Task order proposals shall generally be limited to a total of 20 pages, including attachments.

Within the time allowed for proposal preparation (time allowed for proposal preparation and submission will vary depending on the task) which will be designated in the task order request, Contractors shall submit their proposals in response to a task order request, which shall include, but not necessarily be limited to the following information:

      (i) A statement of the contractor's clear understanding of the task requirements;

      (ii) A statement of technical and managerial resources and expertise the contractor can provide to satisfy the requirement;

      (iii) An approach to perform the work;

      (iv) The labor category necessary, and the numbers of hours for each labor category necessary, and an explanation of the rationale for determining hours;

      (v) Resumes with identification of the actual personnel proposed for the work;

      (vi) A schedule of performance identifying major milestones, deliverables and deliver date, and task completion; and

      (vii) an itemization of all costs, both direct and indirect, (i.e. personnel, fringe benefits, equipment, travel, supplies, other direct costs, overhead, etc.) necessary to complete the work.

The Government will evaluate proposals and conduct negotiations as necessary. Task orders will be awarded to the contractor whose proposal is determined to be the most advantageous to the Government based on the technical and price factors specified in the TOR. The Government reserves the right to make an award on the most favorable initial proposal without discussion.

The Contracting Officer is the only individual authorized to issue a TOR or award a task order under the contract. Unless specifically authorized by the Contracting Officer, the contractor shall not commence work on a requirement until a modification to the contract has been fully executed.


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                                                       Contract No. NO1-AI-95373

It is anticipated that task orders will be awarded within 30 calendar days from receipt of task order proposals. Each task order shall, at a minimum, contain the following information:

      o     Date of order

      o Contract number and task order number sequentially; e.g., N0l-A.I-12345 (Task order No. 001, 002, 003, etc).

      o     Description of services, and estimated cost.

      o     Performance period.

      o     Name and address of sponsoring office.

      o     Name of Contracting Officer's technical representative.

      o     Place of performance.

      o     Packaging, packing, and shipping instructions, if any,

      o     Accounting and appropriation data.

      o     Pricing Arrangements

            Contractors are required to propose hourly rates for each labor classification in their response to each TOR, with cost-reimbursable contract line items proposed for other elements of cost (i.e. fringe benefits, supplies, travel, equipment, other direct costs, indirect costs, fee, etc.). A 3% annual allowance for salary increases will be allowed for each of the subsequent years of each task if applicable. The subsequent negotiation of TORs issued to successful contractors eligible to submit a proposal under a TOR for which they qualify will focus on the number of hours proposed for each labor category and the estimated costs required for all other elements.

      o     Any other pertinent information.

No protest under FAR Subpart 323.1 is authorized in connection with the issuance or proposed issuance of a task order under the contract except for a protest on the grounds that the order increases the scope, period, or maximum value of the contract. Task orders awarded under the contract are not subject to the competition requirements of FAR Part 6.

ARTICLE G4. INDEFINITE DELIVERY CONTRACT PAYMENT METHOD

To initiate and receive prompt payment, the Contractor shall comply with the following procedure:

      a. A Task Order Number shall be given to you at the time the order is placed. The Contractor is cautioned not to accept an order unless one of these numbers is issued. Invoices shall cite the Contract Number and the Task Order Number for each order for which payment is being requested.

      b. Invoices shall be submitted monthly to the address indicated below in ARTICLE G.5. iNVOICE SUBMISSION.


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                                                       Contract No. NO1-AI-95373

ARTICLE G.5. INVOICE SUBMISSION

a. Invoice/Financing Request Instructions for NIH Cost-Reimbursement Type Contacts NIH(RC)-1 are attached and made part of this contract. The instructions and the following directions for the submission of invoices/financing requests must be followed to meet the requirements of a "proper" payment request pursuant to FAR 32.9.

      (1)   Invoices/financing requests shall be submitted as follows:

            An original and two copies to the following designated billing office:

                  Contracting Officer
                  Contract Management Branch
                  National Institute of Allergy and
                    Infectious Diseases, NIH
                  6700-B Rockledge Drive, Room 2230
                  BETHESDA MD 20892-7612

      (2) Inquiries regarding payment of invoices should be directed to the designated billing office, (301) 496-0192.

ARTICLE G.6. INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7(d)(2), Allowable Cost and Payment incorporated by reference in this contract in Part II, Section I, the cognizant Contracting Officer responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

            Director, Division of Financial Advisory Services
            Office of Contracts Management
            National Institutes of Health
            6100 Building, Room 6B05
            6100 EXECUTIVE BLVD MSC 7540
            BETHESDA MD 20892-7540

These rates are hereby incorporated without further action of the Contracting Officer.

ARTICLE G.7. GOVERNMENT PROPERTY

a. In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in Section I of this contact, the Contractor shall comply with the provisions of DHHS Publication, Contractor's Guide for Control of Government Property, (1990), which is incorporated into this contract by reference. Among other issues, this publication provides a summary of the Contractor's responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract. A copy of this publication is available upon request to the Contract Property Administrator.

      This contract's Contract Property Administrator is:

            Contracts Property Administrator
            Research Contracts Property Administration, NIH
            601 Building, Room 641E
            6011 EXECUTIVE BLVD MSC 7670
            BETHESDA MD 20852-7670
            (301) 496-6466


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                                                       Contract No. NO1-AI-95373

ARTICLE G.8. POST AWARD EVALUATION OF PAST PERFORMANCE

Interim and final evaluations of contractor performance shall be conducted on this contract in accordance with OFPP Policy Letter 92-5, issued January 11, 1993 and HHSAR 342.70002(c)(2)(iv). A final performance evaluation shall be completed at the time of completion of work. In addition to the final evaluation, interim evaluations will be prepared by the Project Officer and submitted to the Contracting Officer. The Contracting Officer will concur by initialing the appropriate block of the NIH Contractor Performance Report, and will submit the document to the Contractor as soon as practicable. The Contractor will be permitted thirty days to review the document and to submit additional informnation or a rebutting statement.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. REIMBURSEMENT OF COSTS FOR INDEPENDENT RESEARCH AND DEVELOPMENT PROJECTS

The primary purpose of the Public Health Service (PHS) is to support and advance independent research within the scientific comnmnunity. This support is provided in the form of contracts and grants totaling approximately 7 billion dollars annually. PHS has established effective, time tested and well recognized procedures for stimulating and supporting this independent research by selecting from multitudes of applications those research projects most worthy of support within the constraints of its appropriations. The reimbursement through the indirect cost mechanism of independent research and development costs not incidental to product improvement would circumvent this competitive process.

To ensure that all research and development projects receive similar and equal consideration, all organizations may compete for direct funding of independent research and development projects they consider worthy of support by submitting those projects to the appropriate Public Health Service grant office for review. Since these projects may be submitted for direct funding, the Contractor agrees that no costs for any independent research and development project, including all applicable indirect costs, will be claimed under this contract.

ARTICLE H.2. HUMAN SUBJECTS

It is hereby understood and agreed that research involving human subjects shall not be conducted under this contract, and that no material developed, modified, or delivered by or to the Government under this contract, or any subsequent modification of such material, will be used by the Contractor or made available by the Contractor for use by anyone other than the Government, for experimental or therapeutic use involving humans without the prior written approval of the Contracting Officer.

ARTICLE H.3. RESTRICTION FROM USE OF HUMAN SUBJECTS

NOTICE: UNDER GOVERNING REGULATIONS, FEDERAL FUNDS ADMINISTERED BY THE DEPARTMENT OF HEALTH AND HUMAN SERVICES SHALL NOT BE EXPENDED FOR RESEARCH INVOLVING HUMAN SUBJECTS, AND INDIVIDUALS SHALL NOT BE ENROLLED IN SUCH RESEARCH, WiTHOUT PRIOR APPROVAL BY THE OFFICE FOR PROTECTION FROM RESEARCH RISKS (OPRR) OF AN ASSURANCE TO COMPLY WITH THE REQUIREMENTS OF 45 CFR 46 TO PROTECT HUMAN RESEARCH SUBJECTS. THIS RESTRICTION APPLIES TO ALL COLLABORATING SITES WITHOUT OPRR-APPROVED ASSURANCES, WHETHER DOMESTIC OR FOREIGN, AND COMPLIANCE MUST BE ENSURED BY THE AWARDEE.


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                                                       Contract No. NO1-AI-95373

ARTICLE H.4. HUMAN MATERIALS

It is understood that the acquisition and supply of all human specimen material (including fetal material) used under this contract will be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States and that no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

ARTICLE H.5. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH

a. Pursuant to Public Law(s) cited in paragraph b., below, NIH is prohibited from using appropriated funds to support human embryo research. Contract funds may not be used for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.208(a)(2) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term "human embryo or embryos" includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

      Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

b.    Public Law and Section No.           Fiscal Year         Period Covered

            105-277                             99           10/01/98 - 09/30/99

ARTICLE H.6. NEEDLE EXCHANGE

a. Pursuant to Public Law(s) cited in paragraph b., below, contract funds shall not be used to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

b.    Public Law and Section No.           Fiscal Year         Period Covered

            105-277                             99           10/01/98 - 09/30/99

ARTICLE H.7. INTRODUCTION OF RODENTS AND RODENT PRODUCTS

No rodent or rodent product shall be delivered into the NIH, NIAID environment directly, or through collaborative research or holding facilities under contract to NIAID except by permit. Direct shipments to NIH from a commercial colony will be considered exempt. Non-exempt sources must be approved by permit issued through the National Center for Research Resources (NCRR). The permit must be obtained by the Contractor prior to the shipment to NIH of the rodents and/or rodent products. The Contractor must be sure that this permit exists and is current before transferring rodents or rodent products into the NIH, NIAID environment. Refusal or negligence to do so will be considered a material breach of contract and may be treated as any other such material breach. Applications for permits should be submitted not less than 30 days prior to shipping date to:
NIH Veterinary Resources Branch (VRP), National Center for Research Resources
(NCRR), Scientific Services Branch, Laboratory Sciences Section, Building 28A, Room 111, 28 LIBRARY DR MSC 5210, BETHESDA MD 20892-5210, (301)496-4463.


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                                                       Contract No. NO1-AI-95373

ARTICLE H.8. ANIMAL WELFARE ASSURANCE

The Contractor shall obtain, prior to the start of any work under this contract, an approved Animal Welfare Assurance from the Office of Protection from Research Risks (OPRR), Office of the Director, NIH, as required by Section I-43-30 of the Public Health Service Policy on Humane Care and Use of Laboratory Animals. The Contractor shall maintain such assurance for the duration of this contract, and any subcontractors performing work under this contract involving the use of animals shall also obtain and maintain an approved Animal Welfare Assurance.

ARTICLE H.9. RESTRICTION FROM USE OF LIVE VERTEBRATE ANIMALS

UNDER GOVERNING POLICY, FEDERAL FUNDS ADMINISTERED BY THE PUBLIC HEALTH SERVICE
(PHS) SHALL NOT BE EXPENDED FOR RESEARCH INVOLVING LIVE VERTEBRATE ANIMALS WITHOUT PRIOR APPROVAL BY THE OFFICE FOR PROTECTION PROM RESEARCH RISKS (OPRR) OF AN ASSURANCE TO COMPLY WITH THE PHS POLICY ON HUMANE CARE AND USE OF LABORATORY ANIMALS. THIS RESTRICTION APPLIES TO ALL PERFORMANCE SITES WITHOUT OPRR-APPROVED ASSURANCES, WHETHER DOMESTIC OR FOREIGN.

ARTICLE H.1O. SALARY RATE LIMITATION LEGISLATION PROVISIONS

a. Pursuant to Public Law(s) cited in paragraph b., below, no NIH Fiscal Year funds for the applicable fiscal year(s) and periods cited in paragraph b., below may be used to pay the direct salary of an individual through this contract at a rate in excess of applicable amount shown for the fiscal year and period covered. Direct salary is exclusive of overhead, fringe benefits and general and administrative expenses. The per year salary rate limit also applies to individuals proposed under subcontracts. If this is a multi-year contract, it may be subject to unilateral modifications by the Government if an individual's salary rate exceeds any salary rate ceiling established in future DHHS appropriation acts.

                                                                Dollar Amount of
b.    Public Law No.    Fiscal Year         Period Covered     Salary Limitation

         105-277           99            10/01/98 - 09/30/99       $125,900

ARTICLE H.11. EPA ENERGY STAR REQUIREMENTS

In compliance with Executive Order 12845 (requiring Agencies to purchase energy efficient computer equipment) all microcomputers, including personal computers, monitors, and printers that are deliverables under the procurement or are purchased by the contractor using Government funds in performance of a contract shall be equipped with or meet the energy efficient low-power standby feature as defined by the EPA Energy Star program unless the equipment always meets EPA Energy Star efficiency levels. The microcomputer, as configured with all components, must be Energy Star compliant.

This low-power feature must already be activated when the computer equipment is delivered to the agency and be of equivalent functionality of similar power managed models. If the equipment will be used on a local area network, the vendor must provide equipment that is fully compatible with the network environment In addition, the equipment will run commercial off-the-shelf software both before and after recovery from its energy conservation mode.

                                                       Contract No. NO1-AI-95373

ARTICLE H.12. PUBLICATION AND PUBLICITY

The contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

      "This project has been funded in whole or in part with Federal funds from the National Institute of Allergy and Infectious Diseases, National Institutes of Health, under Contract No. N01-AI-95373."

ARTICLE H.13. PRESS RELEASES

a. Pursuant to Public Law(s) cited in paragraph b., below, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be fInanced with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

b.    Public Law and Section No.          Fiscal Year        Period Covered

              105-277                         99           10/01/98 - 09/30/99

ARTICLE H.14. TASK ORDER/DELIVERY ORDER CONTRACT OMBUDSMAN

In accordance with FAR 16.505(b)(4), the following individual has been designated as the NIH Ombudsman for task order and delivery order contracts.

      James F. O'Donnell, Ph.D, Director, Office of Extramural Programs
                         OR
      Philip S. Chen, Jr., Ph.D., Associate Director for Intramural Affairs

ARTICLE H.15. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS Inspector General's Office in writing or on the Inspector General's Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mai1 address is Htips@os.dhhs.gov and the mailing address is:

            Office of Inspector General
            Department of Health and Human Services
            TIPS HOTLINE
            P.O. Box 23489
            Washington, D.C. 20026

Information regarding procedural matters is contained in the NIH Manual Chapter 1754, which is available on (http://www1.od.nih.gov/oma/oma.htm)


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                                                       Contract No. NO1-AI-95373

ARTICLE 11.16. YEAR 2000 COMPLIANCE

In accordance with FAR 39.106, Information Technology acquired under this contract must be Year 2000 compliant as set forth in the following clause(s):

1.    Service Involving the Use of Information Technology

      YEAR 2000 COMPLIANCE--SERVICE INVOLVING THE USE OF INFORMATION TECHNOLOGY

      The Contractor agrees that each item of hardware, software, and firmware used under this contract shall be able to accurately process date data (including, but not limited to, calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries and the Year 1999 and the Year 2000 and leap year calculations.

                                (End of Clause)

2.    Noncommercial Supply Items Warranty

      YEAR 2000 WARRANTY--NONCOMMERCIAL SUPPLY ITEMS

      The contractor warrants that each noncommercial item of hardware, software, and firmware delivered or developed under this contract and listed below shall be able to accurately process date data (including, but not limited to, calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries and the Year 1999 and the Year 2000 and leap year calculations, when used in accordance with the item documentation provided by the contractor, provided that all listed or unlisted items (e.g., hardware, software and firmware) used in combination with such listed item properly exchange date data with it. If the contract requires that specific listed items must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed items as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be as defined in, and subject to, the terms and limitations of any general warranty provisions of this contract provided that notwithstanding any provision to the contrary in such warranty provision(s), or in the absence of any such warranty provision(s), the remedies, available to the Government under this warranty shall include repair or replacement of any listed item whose noncompliance is discovered and made known to the contractor in writing within ninety (90) days after acceptance. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

                  YEAR 2000 COMPLIANT ITEMS
                  All hardware and software items used to manipulate data under this contract
                  --------------------------------------------------------------

                  --------------------------------------------------------------
                          (end of clause)


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                                                       Contract No. NO1-AI-95373

3.    Commercial Supply Products Warranty

      YEAR 2000 WARRANTY--COMMERCIAL SUPPLY ITEMS

      The contractor warrants that each hardware, software and firmware product delivered under this contract and listed below shall be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries and the Year 1999 and the Year 2000 and leap year calculations, when used in accordance with the product documentation provided by the contractor, provided that all listed or unlisted products (e.g., hardware, software, firmware) used in combination with such listed product properly exchange date data with it. If the contract requires that specific listed products must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed products as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be as defined in, and subject to, the terms and limitations of the contractor's standard commercial warranty or warranties contained in this contract, provided that notwithstanding any provision to the contrary in such commercial warranty or warranties, the remedies available to the Government under this warranty shall include repair or replacement of any listed product whose non-compliance is discovered and made known to the contractor in writing within ninety (90) days after acceptance. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

                  YEAR 2000 COMPLIANT ITEMS

                  All hardware and software items used to manipulate data under this contract

                  --------------------------------------------------------------

                  --------------------------------------------------------------
                          (end of clause)

                                                       Contract No. NO1-AI-95373

                           PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

                                                       Contract No. NO1-AI-95373

ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT - FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address:
http://www.arnet.gov/far/.

a.    FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

   FAR
CLAUSE NO.       DATE      TITLE
----------       ----      -----

 52.202-1       Oct 1995   Definitions

 52.203-3       Apr 1984   Gratuities (Over $100,000)

 52.203-5       Apr 1984   Covenant Against Contingent Fees (Over $100,000)

 52.203-6       Jul 1995   Restrictions on Subcontractor Sales to the Government
                           (Over $100,000)

 52.203-7       Jul 1995   Anti-Kickback Procedures(Over $100,000)

 52.203-8       Jan 1997   Cancellation, Rescission, and Recovery of Funds for
                           Illegal or Improper Activity (Over $100,000)

 52.203-10      Jan 1997   Price or Fee Adjustment for Illegal or Improper
                           Activity (Over $100,000)

 52.203-12      Jun 1997   Limitation on Payments to Influence Certain Federal
                           Transactions (Over $100,000)

 52.204-4       Jun 1996   Printing or Copying Double-Sided on Recycled Paper
                           (Over $100,000)

 52.209-6       Jul 1995   Protecting the Government's Interests When
                           Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $25,000)

 52.215-2       Aug 1996   Audit and Records - Negotiation (Over $100,000)

 52.215-8       Oct 1997   Order of Precedence - Uniform Contract Format

 52.215-10      Oct 1997   Price Reduction for Defective Cost or Pricing Data

 52.215-12      Oct 1997   Subcontractor Cost or Pricing Data (Over $500,000)

 52.215-14      Oct 1997   Integrity of Unit Prices (Over $100,000)

 52.215-15      Dec 1998   Pension Adjustments and Asset Reversions

 52.215-18      Oct 1997   Reversion or Adjustment of Plans for Post-Retirement
                           Benefits (PRB) other than Pensions

 52.215-19      Oct 1997   Notification of Ownership Changes

 52.215-21      Oct 1997   Requirements for Cost or Pricing Data or Information
                           Other Than Cost or Pricing Data - Modifications

 52.216-7       Apr 1998   Allowable Cost and Payment


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

                                                       Contract No. NO1-AI-95373

 52.216-8       Mar 1997   Fixed Fee

 52.219-8       Jan 1999   Utilization of Small Business Concerns (Over
                           $100,000)

 52.219-9       Jan 1999   Small Business Subcontracting Plan (Over $500,000)

 52.219-16      Jan 1999   Liquidated Damages - Subcontracting Plan (Over
                           $500,000)

 52.222-2       Jul 1990   Payment for Overtime Premium (Over $100,000) (Note:
                           The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)

 52.222-3       Aug 1996   Convict Labor

 52.222-24      Feb 1999   Preaward On-Site Equal Opportunity Compliance
                           Evaluation

 52.222-26      Feb 1999   Equal Opportunity

 52.222-35      Apr 1998   Affirmative Action for Disabled Veterans and Veterans
                           of the Veitnam Era

 52.222-36      Jun 1998   Affirmative Action for Workers with Disabilities

 52.222-37      Jan 1999   Employment Reports on Disabled Veterans and
                           Veterans of the Vietnam Era

 52.223-2       Apr 1984   Clean Air and Water (Over $100,000)

 52.223-6       Jan 1997   Drug-Free Workplace

 52.223-14      Oct 1996   Toxic Chemical Release Reporting

 52.225-3       Jan 1994   Buy American Act - Supplies

 52.225-11      Aug 1998   Restrictions on Certain Foreign Purchases

 52.227-1       Jul 1995   Authorization and Consent, Alternate I (Apr 1984)

 52.227-2       Aug 1996   Notice and Assistance Regarding Patent and Copyright
                           Infringement (Over $100,000)

 52.227-11      Jun 1997   Patent Rights - Retention by the Contractor (Short
                           Form) (Note: In accordance with FAR 27.303(a)(2), paragraph (f) is modified to include the requirements in FAR 27.303(a)(2)(i) through (iv). The frequency of reporting in (i) is annual.

 52.227-14      Jun 1987   Rights in Data - General

 52.232-9       Apr 1984   Limitation on Withholding of Payments

 52.232-17      Jun 1996   Interest (Over $100,000)

 52.232-20      Apr 1984   Limitation of Cost

 52.232-23      Jan 1986   Assignment of Claims

 52.232-25      Jun 1997   Prompt Payment

 52.232-33      May 1999   Payment by Electronic Funds Transfer--Central
                           Contractor Registration

 52.233-1       Dec 1998   Disputes


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

                                                       Contract No. NO1-AI-95373

 52.233-3       Aug 1996   Protest After Award, Alternate I (Jun 1985)

 52.242-1       Apr 1984   Notice of Intent to Disallow Costs

 52.242-3       Oct 1995   Penalties for Unallowable Costs (Over $500,000)

 52.242-4       Jan 1997   Certification of Final Indirect Costs

 52.242-13      Jul 1995   Bankruptcy (Over $100,000)

 52.243-2       Aug 1987   Changes - Cost Reimbursement, Alternate V (Apr 1984)

 52.243-7       Apr 1984   Notification of Changes

 52.244-2       Aug 1998   Subcontracts, Alternate II (Aug 1998) *If written
                           consent to subcontract is required, the identified subcontracts are listed in ARTICLE B, Advance
                           Understandings.

 52.244-5       Dec 1996   Competition in Subcontracting (Over $100,000)

 52.245-5       Jan 1986   Government Property (Cost-Reimbursement, Time and
                           Material, or Labor-Hour Contract)

 52.246-23      Feb 1997   Limitation of Liability (Over $100,000)

 52.249-6       Sep 1996   Termination (Cost-Reimbursement)

 52.249-14      Apr 1984   Excusable Delays

 52.253-1       Jan 1991   Computer Generated Forms

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

   HHSAR
 CLAUSE NO.         DATE     TITLE
 ----------         ----     -----

 352.202-1        Apr 1984   Definitions - Alternate I (Apr 1984)

 352.228-7        Dec 1991   Insurance - Liability to Third Persons

 352.232-9        Apr 1984   Withholding of Contract Payments

 352.233-70       Apr 1984   Litigation and Claims

 352.242-71       Apr 1984   Final Decisions on Audit Findings

 352.270-5        Apr 1984   Key Personnel

 352.270-6        Jul 1991   Publication and Publicity

 352.270-7        Apr 1984   Paperwork Reduction Act

[End of GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT - Rev. 5/1999].

                                                       Contract No. NO1-AI-95373

ARTICLE I.2  AUTHORIZED SUBSTITUTION OF CLAUSES

ARTICLE I.1. of this SECTION is hereby modified as follows:

FAR Clause 52.232-20, LIMITATION OF COST, is deleted in its entirety and FAR Clause 52.232-22, LIMITATION OF FUNDS (APRIL 1984) is substituted therefor.

ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the contracting officer will make their full text available.

a.    FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

      (1)   FAR 52.215-17, Waiver of Facilities Capital Cost of Money (OCTOBER
            1997).

      (2)   FAR 52.216-15, Predetermined Indirect Cost Rates (APRIL 1998).

      (3) FAR 52.216-18, Ordering (OCTOBER 1995). Such orders may be issued from the effective date of this contract through the expiration date of this contract.

      (4) FAR 52.216-22, Indefinite Quantity (OCTOBER 1995). The Contractor shall not be required to make any deliveries under this contract after the expiration date of the contract.

      (5) FAR 52.219.4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (JANUARY 1999).

            "(c)  Waiver of evaluation preference.....

                  |_|   Offeror elects to waive the evaluation preference."

      (6)   FAR 52.219-14, Limitation of Subcontracting (DECEMBER 1996).

      (7) FAR 52.219-25, Small Disadvantaged Business Participation Program-- Disadvantaged Status and Reporting (JANUARY 1999).

      (8)   FAR 52.227-14, Rights in Data - General (JUNE 1987).

      (9) Alternate IV (JUNE 1987), FAR 52.227-14, Rights in Data - General (JUNE 1987).

      (10) FAR 52.243.2, Changes--Cost Reimbursement (AUGUST 1987), Alternate V (APRIL 1984.)

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION/PUBLIC HEALTH SERVICE ACQUISITION REGULATION (HHSAR)/(PHSAR)(48 CHAPTER 3)
      CLAUSES:

      (1)   PHS 352.223-70, Safety and Health (Deviation) (AUGUST 1997).

      (2)   HHSAR 352.224-70, Confidentiality of Information (APRIL 1984).

      (3)   PHS 352.280-1b, Protection of Human Subjects (OCTOBER 1986).

                                                       Contract No. NO1-AI-95373

c.    NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:

      The following clauses are attached and made a part of this contract:

      1. NIH (RC)-7, Procurement of Certain Equipment (APRIL 1984) (OMB Bulletin 81-16).

ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1) CLAUSES:

FAR Clause 52.244-6, SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (OCTOBER 1998)

      (a)   Definition.

            Commercial item, as used in this clause, has the meaning contained in the clause at 52.202-1, Definitions.

            Subcontract, as used in this clause, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

      (b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

      (c) Notwithstanding any offer clause of this contract, the Contractor is not required to include and FAR provision or clause, other than those listed below to the extent they are applicable and as may be required to establish the responableness of prices under Part 15, in a subcontract at any tier for commercial items or commercial components:

                  (1)   52.222-26, Equal Opportunity (E.O. 11246);

                  (2) 52.222-35, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (38 U.S.C. 4212(a));

                  (3) 52.222-36, Affirmative Action for Workers with Disabilities (29 U.S.C. 793); and

                  (4) 52.247-64, Preference for Privately Owned U.S.-Flagged Commercial Vessels (46 U.S.C. 1241) (flow down not required for subcontracts awarded beginning May 1,
                        1996).

      (d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

                                                       Contract No. NO1-AI-95373

                                    PART III

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1.    Statement of Work, July 9, 4 pages.

2. Invoice/Financing Request Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-1, (5/97), 4 pages.

3.    Safety and Health (Deviation), PHSAR Clause 352.223-70, (8/97), 1 page.

4.    Procurement of Certain Equipment, NIH(RC)-7, 4/1/84, 1 page.

                                                       Contract No. NO1-AI-95373

                                     PART IV

SECTION K - REPRESENTATIONS AND CERTIFICATIONS

The following documents are incorporated by reference in this contract:

1.    Representations and Certifications, dated May 13, 1999.

                               END of the SCHEDULE
                                   (CONTRACT)

                                                       Contract No. N01-AI-95373

                                STATEMENT OF WORK

                                                                    ATTACHMENT A

                                   BACKGROUND

The development of a vaccine to prevent the spread of HIV infection has been identified by the NIAID as a goal of the highest priority. While advances in immunology and molecular biology continue to offer an ever expanding array of approaches to the development of new candidates, the limited capacity to move promising concepts through the development process presents a substantial barrier to the full achievement of this potential. Limited industry involvement in key areas, especially international (non-clade B) vaccines, calls for a non-traditional, more active and developmentally oriented response by NIH and NIAID to meet the public health threat of the AIDS epidemic. Resources that could rapidly and efficiently close development and production gaps would greatly enhance the capacity to respond to emerging needs identified by NIAID and its advisory groups. The HIV Vaccine Production Contract will support applied research that is not adequately being pursued by industry and will further develop leads derived from investigator-initiated research.

                                   INTRODUCTION

The objective of the Contract is to provide to the NIAID with a full range of developmental resources to bring an HIV vaccine concept from the laboratory to initial human testing. It is envisioned that the ability to encourage and to support the development of multiple approaches will result in a shared knowledge base from which the best vaccine prototypes will emerge.

                                   STATEMENT OF WORK

WORK STATEMENT for the HIV Vaccine Production Contract.

Independently, and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, materials, equipment, and facilities, not otherwise provided by the Government under the terms of the contract, directly or through subcontractors and/or consultants, as needed to undertake targeted research essential to translating basic research concepts into prototype vaccine products, under the direction of NIAID staff and as commended by existing and ad hoc NIAID advisory groups.


Statement of Work                                                  ATTACHMENT 1
(07/09/99)                           1                                    Page 1

                                                       Contract No. NO1-AI-95373

Specifically, the Contractor shall:

PART A: VACCINE PRODUCTION

1. Produce, scale-up, characterize and formulate specific vaccine antigens and reagents as directed by the Project Officer via a Task Order issued by the NIAID, Produce pilot lots of candidate vaccines under GLP/cGMP appropriate for Phase I and Phase II human clinical trials, at the direction of the Project Officer in one or more of the following vaccine
   Categories:

      (a)   Synthetic peptides--Clinical grade purified HIV peptide vaccines.

      (b)   Recombinant subunits--Clinical grade purified subunit vaccines.

      (c) Plasmid DNA vaccines--Clinical grade recombinant plasmid DNA with sequence(s) of genes relevant to AIDS vaccines.

      (d) Vector based vaccines--Clinical grade recombinant vaccines containing relevant genes (eg. vaccinia, avipox, adenovirus, polio, BCG, Salmonella, etc.).

      (e) Whole killed/Virus-like Particle - Clinical grade nonviable HIV-1 virus vaccine.

      (f)   Live attenuated virus--Attenuated HIV-1 virus vaccine.

2. Develop and manufacture specific vaccine products.

      a) Consult and coordinate with the product inventor throughout the development process. Complete a material transfer agreement, if needed.

      b) Develop detailed production plan and budgets for manufacture of lots of candidate vaccine products prior to undertaking GLP/cGMP production.

      c) Assure that facilities and all planned procedures meet FDA standards and requirements prior to GLP/cGMP production. -

      d) Prepare, where applicable, master stocks, cell banks, bacterial or viral clones, etc.

      e) Purchase, where applicable, products and materials necessary for vaccine production.


Statement of Work                                                   ATTACHMENT 1
(07/09/99)                           2                                    Page 2

                                                       Contract No. NO1-AI-95373

      f) Optimize expression in systems suitable for vaccine production and scale-up production to required capacity.

      g) Maintain an inventory of test and pilot lots of vaccine candidates that have been produced. Periodically, as required, examine titer or potency of vaccine products.

      h) Produce reagents necessary for the testing or evaluation of immune responses to vaccine products.

      i) Ship the manufactured, packaged, and labeled dosage forms utilizing shipping procedures and materials to maximize product stability.

      j) Manage and account for intellectual property rights that pre-exist or may develop through the activities of the Contractor, including maintenance of security of confidential and/or proprietary data.

3. Provide facilities, equipment and resources:

      a) Receive, store and manipulate biohazardous materials (Biosafety Level 2 and 3 Containment as required) and maintain their viability in facilities which provide aseptic and/or sterile conditions as appropriate.

      b) Maintain and operate controlled storage of samples at appropriate temperatures with appropriate monitoring for failure (Room temperature through -90 (degree) C. liquid nitrogen storage may be required for some products).

      e) Provide facilities and equipment suitable for GLP/cGMP production of vaccine products.

      d) Provide protective garments, equipment and sufficient monitoring to assure safe handling of potentially hazardous materials, including radioactive materials, for the safety and protection of workers.

      e) Conduct work under the contract in accordance with all applicable and current Federal, state, and local laws, codes, ordinances and regulations, as well as all PHS Safety and Health provisions)

4. Perform vaccine lot characterization tests.

At various steps during the manufacture of a vaccine the product must be characterized. Prior to use of a vaccine in clinical studies the manufactured vaccine will need to undergo final lot release testing. As described in the regulations for General Biological Product Standards (21 CFR 610) the following tests must be performed for each lot of vaccine.


Statement of Work                                                   ATTACHMENT 1
(07/09/99)                           3                                    Page 3

                                                       Contract No. NO1-AI-95373

      a) Test for Potency. A test for potency (21 CFR 610.10) will evaluate in an in vitro or in vivo test the specific ability of the vaccine to effect a given response, such as an immune response in mice, which should be supportive of the efficacy of the vaccine in humans. In the case of DNA vaccines potency maybe evidenced by the production of the pertinent antigen in a transfected cell line.

       b) Test for General Safety. The general safety test (21 CFR 610.11) must be performed in mice and guinea pigs on each lot of vaccine to detect extraneous toxic contaminants potentially introduced during manufacture.

      c) Test for Sterility. A test for sterility (21 CFR 610.12) must be performed as described in the regulations.

      d) Test for Purity. A test for purity (21 CFR 610.13) must be performed on each lot to ensure that the product is free from extraneous material except for that which is unavoidable due to the manufacturing process. In addition, the test for purity includes an evaluation of residual moisture and the presence of pyrogenic substances in the product.

      e) Test for Identity. The test for identity (21 CFR 601.14) is generally a physical or chemical test performed to establish the identity of the material in the final container.

      f) Test for Quantity. A measure of the amount of material present is imperative for calculating the dilution of the bulk material required for the final container fill.

      g)    All other tests as may be required for specific vaccine types.

5. Perform stability testing.

6. Participate in discussions with the FDA during pre-IND and IND meetings.

7. Ensure an orderly transition to a successor Contractor.

   Six months before the end of the awarded Contract, the Contractor shall define and implement an orderly transition of data, specimens and products to any successor Contractor or to the Government, subject to Project Officer direction, and shall deliver, if requested by the Project Officer and by the completion date of the Contract, the following items: original data, reagents, stored specimens (and any necessary information related thereto), Government-owned equipment and property.

8. Meet with the Project Officer at periodic intervals, to be scheduled after contract award.

9. Retain all records, samples, histopathological slides, etc. as indicated under GLP and cGMP guidelines and be able to make them available.


Statement of Work                                                   ATTACHMENT 1
(07/09/99)                           4                                    Page 4

                                                       Contract No. NO1-AI-95373

                     INVOICE/FINANCING REQUEST INSTRUCTIONS
              FOR NIH COST-REIMBURSEMENT TYPE CONTRACTS, NIH(RC)-1

General: The contractor shall submit claims for reimbursement in the manner and format described herein and as illustrated in the sample invoice/financing request.

Format: Standard Form 1034, "Public Voucher for Purchases and Services Other Than Personal," and Standard Form 1035, "Public Voucher for Purchases and Services Other Than Personal--Continuation Sheet," or reproduced copies of such forms marked ORIGINAL should be used to submit claims for reimbursement. In lieu of SF-1034 and SF-1O35, claims maybe submitted on the payee's letter-head or self-designed form provided that it contains the information shown on the sample invoice/financing request.

Number of Copies: As indicated In the invoice Submission Clause in the contract.

Frequency: Invoices/financing requests submitted in accordance with the Payment Clause shall be submitted monthly less otherwise authorized by the contracting officer.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred: If billed costs include: (1) costs of a prior billing period, but not previously billed; or (2) costs incurred during the contract period and claimed after the contract period has expired, the amount and month(s) which such costs were incurred shall be cited.

Contractor's Fiscal Year: Invoices/financing requests shall be prepared in such a manner that costs claimed can be identified with the contractor's fiscal year.

Currency: All NIH contracts are expressed in United States dollars. When payments are made in a currency other in United States dollars, billings on the contract shall be expressed, and payment by the United States Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval: Costs requiring the contracting officer's approval, which are not set forth in an Advance Understanding in the contract shall be so identified and reference the Contracting Officer's Authorization
(COA) Number. In addition, any cost set forth in an Advance Understanding shall be shown as a separate line item the request.

Invoice/Financing Request Identification: Each invoice/financing request shall be identified as either:

(a) Interim Invoice/Contract Financing Request - These are interim payment requests submitted during the contract performance period.

(b) Completion Invoice--The completion invoice is submitted promptly upon completion of the work; but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which this contract is physically complete (whichever date is later). The completion invoice should be submitted when all costs have been assigned to the contract and all performance provisions have been completed.

(c) Final Invoice--A final invoice may be required after the amounts owed have been settled between the Government and the contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request: The contractor shall furnish the information set forth the explanatory notes below. These notes are keyed to the entries on the sample invoice/financing request.


NIH(RC)-1                                                           ATTACHMENT 2
Rev. 5/97                                                                 Page 1

                                                       Contract No. NO1-AI-95373

(a) Designated Billing Office Name and Address--Enter the designated billing office name and address, identified in the Invoice Submission Clause of the contract, on all copies of the invoice/financing request.

(b) Invoice/Financing Request Number--Insert the appropriate serial number of the invoice/financing request.

(c) Date Invoice/Financing Request Prepared--Insert the date the invoice/financing request is prepared.

(d) Contract Number and Date--Insert the contract number and the effective date of the contract,

(e) Payee's Name and Address--Show the contractor's name (as it appears in the contract), correct address, and the title and phone number of the responsible official to whom payment is to be sent, When an approved assignment has been made by the contractor, or a different payee has been designated, then insert the name and address of the payee instead of the contractor.

(f) Total Estimated Cost of Contract--Insert the total estimated cost of the contract, exclusive of fixed-fee. For incrementally funded contracts, enter the amount currently obligated and available for payment.

(g) Total Fixed-Fee--Insert the total fixed-fee (where applicable). For incrementally funded contracts, enter the amount currently obligated and available for payment.

(h) Billing Period--Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(i) Amount Billed for Current Period--Insert the amount billed for the major cost elements, adjustments, and adjusted amounts for the period.

(j) Cumulative Amount from Inception--Insert the cumulative amounts billed for the major cost elements and adjusted amounts claimed during this contract.

(k) Direct Costs--Insert the major cost elements. For each element, consider the application of the paragraph entitled "Costs Requiring Prior Approval" on page 1 of these instructions.

      (1) Direct Labor--Include salaries and wages paid (or accrued) for direct performance of the contract.

      (2) Fringe Benefits--List any fringe benefits applicable to direct labor and billed as a direct cost. Fringe benefits included in indirect costs should not be identified here.

      (3) Accountable Personal Property--Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more and having an expected service life of more than two years, and sensitive property regardless of cost (see the DHHS Contractor's Guide for Control of Government Property). Show permanent research equipment separate from general purpose equipment. Prepare and attach Form HHS--565, "Report of Accountable Property," in accordance with the following instructions:

            List each item for which reimbursement is requested. A reference shall be made to the following (as applicable):

            - The item number for the specific piece of equipment listed in the Property Schedule.

            - The COA letter and number, if the equipment is not covered by the Property Schedule.

            - Be preceded by an asterisk (*) if the equipment is below the approval level.

            Further itemization of invoices/financing requests shall only be required for items having specific limitations set forth in the contract.


NIH(RC)-1                                                           ATTACHMENT 2
Rev. 5/97                                                                 Page 2

                                                       Contract No. NO1-AI-95373

      (4) Materials and Supplies--Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

      (5)   Premium Pay--List remuneration in excess of the basic hourly rate.

      (6) Consultant Fee--List fees paid to consultants. Identify consultant by name or category as set forth in the contract's advance understanding or in the COA letter, as well as the effort (i.e., number of hours, days, etc.) and rate being billed.

      (7) Travel--Include domestic and foreign travel. Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

      (8)   Subcontract Costs--List subcontractor(s) by name and amount billed.

      (9) Other--List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.

(l) Cost of Money (COM)--Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(m) Indirect Costs--Overhead--Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

(n) Fixed-Fee Earned--Cite the formula or method of computation for the fixed-fee (if any). The fixed-fee must be claimed as provided for by the contract.

(o) Total Amounts Claimed--Insert the total amounts claimed for the current and cumulative periods.

(p) Adjustments--Include amounts conceded by the contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(q)   Grand Totals

The contracting officer may require the contractor to submit detailed support for costs claimed on one or more interim invoices/financing requests.


NIH(RC)-1                                                           ATTACHMENT 2
Rev. 5/97                                                                 Page 3

                                                       Contract No. NO1-AI-95373

                        SAMPLE INVOICE/FINANCING REQUEST

(a)   Billing Office Name and Address     (b)   Invoice/Financing Request No.

                                                --------------------------------

      NATIONAL INSTITUTES OF HEALTH       (c)   Date Invoice Prepared
      NIAID, CMB
      Rockledge Drive, room 2230                --------------------------------
      6700-B Rockledge Drive, MSC 7612
      Bethesda, MD 20892-7612             (d)   Contract No. and Effective Date

                                                --------------------------------
(e)   Payee's Name and Address
                                          (f)   Total Estimated Cost of Contract
      ABC CORPORATION
      100 Main Street                           --------------------------------
      Anywhere, U.S.A. zip code
                                          (g)   Total Fixed Fee

                                                --------------------------------
Attention:  Name, Title, and Phone Number
            of Official to Whom Payment is
            Sent

--------------------------------------------------------------------------------

(h) This invoice/financing request represents reimbursable costs from Aug. 1, 1982 through Aug. 31, 1982
--------------------------------------------------------------------------------

(i) Amount Billed

(j) Cumulative Amount

                                            for Current Period    From Inception
                                            ------------------    --------------

(k)   Direct Costs
      (1)   Direct Labor                      $  3,400              $  6,800
      (2)   Fringe Benefits                        600                 1,200
      (3)   Accountable Personal Property
            (Attach Form HHS-565)
            Permanent Research                   3,000                 6,000
            General Purpose                      2,000                 2,000
      (4)   Materials and Supplies               2,000                 4,000
      (5)   Premium Pay                            100                   150
      (6)   Consultant Fee-Dr. Jones 1 day
            @ 100 (COA #3)                         100                   100
      (7)   Travel (Domestic)                      200                   200
                   (Foreign)                       200                   200
      (8)   Subcontract Costs                      -0-                   -0-
      (9)   Other                                  -0-                   -0-
                                               -------               -------
            Total Direct Costs                 $11,600               $20,650

(l)   Cost of Money (Factor) of
      (Appropriate Base)                         2,400                 3,600
(m)   Indirect Costs--Overhead
      ___% of Direct Labor or Other Base
      (Formula)                                  4,000                 6,000
(n)   Fixed-Fee Earned (Formula)                   700                 1,400
                                               -------               -------
(o)   Total Amount Claimed                     $18,700               $31,650
(p)   Adjustments
             Outstanding Suspensions                                  (1,700)
                                                                     -------
(q)   Grand Totals                             $18,700               $29,950

"I certify that all payments requested are for appropriate purposes and in accordance with the contract."


      ----------------------------      ----------------------------------------
      (Name of Official)                                (Title)


NIH(RC)-1                                                           ATTACHMENT 2
Rev. 5/97                                                                 Page 4

                                                       Contract No. NO1-AI-95373

PHS 352.223-70 SAFETY AND HEALTH (DEVIATION) (AUGUST 1997)

(a) To help ensure the protection of the life and health of all persons, and to help prevent damage to property, the Contractor shall comply with all Federal, State and local laws and regulations applicable to the work being performed under this contract. These laws are implemented and/or enforced by the Environmental Protection Agency, Occupational Safety and Health Administration and other agencies at the Federal, State and local levels (Federal, State and local regulatory/enforcement agencies).

(b) Further, the Contractor shall take or cause to be taken additional safety measures as the Contracting Officer in conjunction with the project or other appropriate officer, determines to be reasonably necessary. If compliance with these additional safety measures results in an increase or decrease in the cost or time required for performance of any part of work under this contract, an equitable adjustment will be made in accordance with the applicable "Changes" Clause set forth in this contract.

(c) The Contractor shall maintain an accurate record of, and promptly report to the Contracting Officer, all accidents or incidents resulting in the exposure of persons to toxic substances, hazardous materials or hazardous operations; the injury or death of any person; and/or damage to property incidental to work performed under the contract and all violations for which the Contractor has been cited by any Federal, State or local regulatory/enforcement agency. The report shall include a copy of the notice of violation and the findings of any inquiry or inspection, and an analysis addressing the impact these violations may have on the work remaining to be performed. The report shall also state the required action(s), if any, to be taken to correct any violation(s) noted by the Federal, State or local regulatory/enforcement agency and the time frame allowed by the agency to accomplish the necessary corrective action.

(d) If the Contractor fails or refuses to comply promptly with the Federal, State or local regulatory/enforcement agency's directive(s) regarding any violation(s) and prescribed corrective action(s), the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action (as approved by the Federal, State or local regulatory/enforcement agencies) has been taken and documented to the Contracting Officer. No part of the time lost due to any stop work order shall be subject to a claim for extension of time or costs or damages by the Contractor.

(e) The Contractor shall insert the substance of this clause in each subcontract involving toxic substances, hazardous materials, or operations. Compliance with the provisions of this clause by subcontractors will be the responsibility of the Contractor.

                                 (End of clause)

Safety and Health Clause (Deviation)                                ATTACHMENT 3
PHS 352.223-70, (8/97)

                                                       Contract No. NO1-AI-95373

PROCUREMENT OF CERTAIN EQUIPMENT

Notwithstanding any other clause in this contract, the Contractor will not be reimbursed for the purchase, lease, or rental of any item of equipment listed in the following Federal Supply Groups, regardless of the dollar value, without the prior written approval of the Contracting Officer.

      67 - Photographic Equipment

      69 - Training Aids and Devices

      70 - General Purpose ADP Equipment, Software, Supplies and Support
           (Excluding 7045-ADP Supplies and Support Equipment.)

      71 - Furniture

      72 - Household and Commercial Furnishings and Appliances

      74 - Office Machines and Visible Record Equipment

      77 - Musical Instruments, Phonographs, and Home-type Radios

      78 - Recreational and Athletic Equipment

When equipment in these Federal Supply Groups is requested by the Contractor and determined essential by the contracting Officer, the Government will endeavor to fulfill the requirement with equipment available from its excess personal property sources, provided the request is made under a cost-reimbursement contract. Extensions or renewals of approved existing leases or rentals for equipment in these Federal Supply Groups are excluded from the provisions of this article.

NIH(RC)-7(4/1/84)                                                   ATTACHMENT 4
OMB Bulletin 81-16